Katapult Announces Second Quarter 2021 Financial Results

PLANO, TEXAS – August 10, 2021 – Katapult Holdings, Inc. (“Katapult” or the “Company”) (NASDAQ: KPLT), an e-commerce focused financial technology company, today announced financial results for the second quarter ended June 30, 2021.

“We are pleased to report second quarter 2021 results and are confident in our strategy to deliver value to our business partners and consumers and are excited about the growing interest in Katapult from both merchants, e-commerce platforms, and prime partners” said Orlando Zayas, CEO of Katapult. “Looking to the remainder of 2021 and beyond, we are excited about the opportunities available to us to continue to expand financial possibilities for consumers that are left behind and looking for items that they need.”

Second Quarter 2021 Financial and Operating Highlights:

•Total revenue was $77.5 million, an increase of 27.6% year-over-year. Year-to-date revenue reached $158.1 million as compared to $103.6 million last year, an increase of 52.6% year-over-year.

•Gross Originations were $64.4 million, up 1% compared to the first quarter of 2021, and down 17% year-over-year. Our compound annual growth rate for Gross Originations was 75.4% from the second quarter of 2019 through the second quarter of 2021.

•Onboarded 31 new retailers.

•Net loss was $8.1 million, down from $5.1 million of net income in the second quarter of 2020. Adjusted net income was $1.5 million, down 70.4% from $5.2 million in the second quarter of 2020.

•Adjusted EBITDA was $3.9 million, down 64.8% from $11.1 million in the second quarter of 2020, primarily reflecting our increased investment in growth initiatives, more normalized, and therefore lower, seasonal lease payment performance, new hire costs and incremental public company costs.

Guidance

•Since our Q1 earnings call and continuing to date, many new developments emerged that have an impact to our business. We observed meaningful changes in both e-commerce retail sales forecasts and consumer spending behavior, and in the past few weeks, the onset of new policies from the COVID-19 variants. Given the current macro trends and uncertainty to accurately predict our consumer’s buying behaviors for the remainder of the year, we believe it is best to remove explicit guidance for the remainder of 2021. While the short-term outlook may not be 100% clear, we do continue to believe in our mission, our core business fundamentals, and are extremely pleased with the progress of our strategic investments that will drive long term growth. We expect to have more insight into these new and evolving patterns by our third quarter earnings call.

Conference Call and Webcast

Katapult will host a conference call and webcast at 8:00 AM ET on August 10, 2021 to discuss the company’s financial results and current outlook.

A live audio webcast of the event will be available on the Katapult Investor Relations website at http://ir.katapultholdings.com/.

A live dial-in will be available at (888) 302-0680 (domestic) or (281) 962-4859 (international). The conference ID number is 1768299. Shortly after the conclusion of the call, a replay of this conference call will be available through 11:00 AM ET on August 24, 2021 at (855) 859-2056 (domestic) or (404) 537-3406 (international). The replay passcode is 1768299.

About Katapult

Katapult is a next generation platform for digital and mobile-first commerce for the nonprime consumer. Katapult provides point of sale lease purchase options for consumers challenged with accessing traditional financial products who are seeking to obtain everyday durable goods. The Company has developed a sophisticated end-to-end technology platform that enables seamless integration with merchants, underwriting capabilities that exceed the industry standard, and exceptional customer experiences.

Forward-Looking Statements

Certain statements included in this Press Release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding our estimates and forecasts of financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Press Release, and on the current expectations of Katapult’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Katapult. These forward-looking statements are subject to a number of risks and uncertainties, including general economic conditions in the markets where Katapult operates, the cyclical nature of consumer spending, and seasonal sales and spending patterns of customers; failure to realize the anticipated benefits of the transaction with FinServ; risks relating to factors affecting consumer spending that are not under Katapult’s control, including, among others, levels of employment, disposable consumer income, prevailing interest rates, consumer debt and availability of credit, pandemics (such as COVID-19), consumer confidence in future economic conditions and political conditions, and consumer perceptions of personal well-being and security; risks relating to uncertainty of Katapult’s estimates of market opportunity and forecasts of market growth; risks related to the concentration of a significant portion of Katapult’s business among a limited number of merchants, or type of merchant or industry; the effects of competition on Katapult’s future business; the impact of the COVID-19 pandemic and its effect on Katapult’s business; the ability of Katapult to issue equity or equity-linked securities or obtain debt financing in the future or any impacts related to raising additional capital, and those factors discussed in FinServ’s prospectus dated May 18, 2021 and FinServ’s registration statement on Form S-4 which was declared effective by the Securities and Exchange Commission (“SEC”) on May 14, 2021, and Katapult’s registration statement on Form S-1 initially filed with the SEC on June 30, 2021 and amended on July 29, 2021, in each case, under the heading “Risk Factors,” and other documents of FinServ or Katapult filed, or to be filed by Katapult, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Katapult does not presently know or that Katapult currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Katapult’s expectations, plans or forecasts of future events and views as of the date of this Press Release. Katapult anticipates that subsequent events and developments will cause Katapult’s assessments to change. However, while Katapult may elect to update these forward-looking statements at some point in the future, Katapult specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Katapult’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Key Performance Metrics

We regularly review several metrics, including the following key metrics, to evaluate our business, measure our performance, identify trends affecting our business, formulate financial projections and make strategic decisions, which may also be useful to an investor: Gross Originations, Total Revenue, Unearned Revenue, Bad Debt Recoveries and Gross Profit.

Gross Originations are defined as the retail price of the merchandise associated with lease-purchase agreements entered into during the period through the Katapult platform. Gross Originations do not represent revenue earned. However, we believe this is a useful operating metric for both the Company and investors to use in assessing the volume of transactions that take place on our platforms.

Total revenue represents the summation of rental revenue, other revenue, and service fees. Unearned revenue represents our liability for cash received from customers prior to the related revenue being earned, and bad debt recoveries represent customer payments for receivables that had previously been written off. Bad debt recoveries represent a reduction to bad debt expense in the period in which they are collected. We measure these metrics to assess the total view of paythrough performance of our customers. We believe looking at these components is useful to an investor as it helps to understand the total payment performance of customers.

Gross profit represents total revenue less cost of revenue, and is a measure presented in accordance with GAAP. See the “Non-GAAP Financial Measures” section below for a presentation of this measure alongside adjusted gross profit, which is a non-GAAP measure utilized by management.

Non-GAAP Financial Measures

To supplement the financial measures presented in this press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP and other measures of financial performance: adjusted gross profit, adjusted EBITDA, and adjusted net income.

Adjusted gross profit represents gross profit less variable operating expenses, which are servicing costs, underwriting fees, and bad debt expense. We believe that adjusted gross profit provides a meaningful understanding of one aspect of our performance specifically attributable to total revenue and the variable costs associated with total revenue.

Adjusted EBITDA is a non-GAAP measure that is defined as net income (loss) before interest expense and other fees, change in fair value of warrant liability, (provision) benefit for income taxes, depreciation and amortization on property and equipment, impairment of leased assets, stock-based compensation expense, and transaction costs associated with the merger. Adjusted net income is a non-GAAP measure that is defined as net (loss) income before change in fair value of warrant liability, stock-based compensation expense and transaction costs associated with the merger.

Adjusted gross profit, adjusted EBITDA and adjusted net income are useful to an investor in evaluating our performance because these measures:

• Are widely used to measure a company’s operating performance;

• Are financial measurements that are used by rating agencies, lenders and other parties to evaluate our credit worthiness; and

• Are used by our management for various purposes, including as measures of performance and as a basis for strategic planning and forecasting.

Management believes the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing operating performance. However, these non-GAAP measures exclude items that are significant in understanding and assessing Katapult’s financial results or position. Therefore, these measures should not be considered in isolation or as alternatives to revenue, net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Katapult’s presentation of these measures may not be comparable to similarly titled measures used by other companies.

Contacts

Katapult Vice President of Investor Relations
Bill Wright
917-750-0346
bill.wright@katapult.com

Press Inquiries:
Tribe Builder Media
Kristen Shea
929-367-8993
press@tribebuildermedia.com

KATAPULT HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (UNAUDITED)
(amounts in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue
Rental revenue	$77,237	$59,986	$157,862	$102,564
Other revenue	232	708	242	972
Service fees	—	23	—	69
Total revenue	77,469	60,717	158,104	103,605
Cost of revenue	55,922	42,248	108,804	69,581
Gross profit	21,547	18,469	49,300	34,024
Operating expenses:
Servicing costs	1,072	999	2,210	1,979
Underwriting fees	477	850	944	1,329
Professional and consulting fees	1,324	426	2,858	648
Technology and data analytics	2,601	1,419	4,316	3,247
Bad debt expense	8,026	3,252	12,913	6,640
Compensation costs	14,755	1,798	17,337	2,868
General and administrative	2,246	902	3,263	1,755
Total operating expenses	30,501	9,646	43,841	18,466
Income (loss) from operations	(8,954)	8,823	5,459	15,558
Interest expense and other fees	(4,146)	(3,624)	(8,286)	(6,609)
Change in fair value of warrant liability	3,169	—	2,811	—
Income (loss) before provision for income taxes	(9,931)	5,199	(16)	8,949
Benefit (Provision) for income taxes	1,828	(111)	3	(190)
Net income (loss) and comprehensive income (loss)	$(8,103)	$5,089	$(13)	$8,760
Net income (loss) per share:
Basic	$(0.17)	$0.17	$—	$0.29
Diluted	$(0.17)	$0.09	$—	$0.16
Weighted average shares used in computing net income (loss) per share:
Basic	46,989,376	30,596,076	39,274,794	30,595,291
Diluted	46,989,376	54,175,089	39,274,794	54,174,304

KATAPULT HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share and per share amounts)

	June 30,	December 31,
	2021	2020
ASSETS	(Unaudited)
Current assets:
Cash	$109,785	$65,622
Restricted cash	2,635	3,975
Accounts receivable, net of allowance for doubtful accounts of $5,241 and $4,372 at June 30, 2021 and December 31, 2020, respectively	2,198	1,636
Property held for lease, net of accumulated depreciation and impairment	68,390	66,737
Prepaid expenses and other current assets	5,918	1,248
Total current assets	188,926	139,218
Property and equipment, net	465	330
Security deposits	91	91
Capitalized software and intangible assets, net	555	188
Total assets	$190,037	$139,827
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$7,501	$1,688
Accrued liabilities	11,451	12,967
Unearned revenue	2,973	2,652
Total current liabilities	21,925	17,307
Revolving line of credit	72,355	74,316
Long term debt	38,563	36,413
Other liabilities	41,103	12,740
Total liabilities	173,946	140,776
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $.0001 par value-- 250,000,000 shares authorized; 96,821,615 and 31,432,477 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively	10	3
Additional paid-in capital	74,143	57,097
Accumulated deficit	(58,062)	(58,049)
Total stockholders' equity (deficit)	16,091	(949)
Total liabilities and stockholders' equity (deficit)	$190,037	$139,827

KATAPULT HOLDINGS, INC.
RECONCILIATION OF NON-GAAP MEASURES AND CERTAIN OTHER DATA (UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Three Months Ended June 30,		Six Months Ended June 30,
Adjusted Gross Profit	2021	2020	2021	2020
Total revenue	$77,469	$60,717	$158,104	$103,605
Cost of revenue	55,922	42,248	108,804	69,581
Gross profit	21,547	18,469	49,300	34,024
Less:
Servicing costs	1,072	999	2,210	1,979
Underwriting fees	477	850	944	1,329
Bad debt expense	8,026	3,252	12,913	6,640
Adjusted gross profit	$11,972	$13,367	$33,233	$24,075

	Three Months Ended June 30,		Six Months Ended June 30,
Adjusted EBITDA	2021	2020	2021	2020
Net (loss) income	$(8,103)	$5,089	$(13)	$8,760
Add back:
Interest expense and other fees	4,146	3,624	8,286	6,609
Change in fair value of warrant liability	(3,169)	—	(2,811)	—
(Provision) benefit for income taxes	(1,828)	111	(3)	190
Depreciation and amortization on property and equipment	70	39	118	58
Impairment of leased assets	(15)	2,135	(640)	1,890
Stock-based compensation expense	10,140	121	10,221	198
Transaction costs associated with merger	2,675	—	3,350	—
Adjusted EBITDA	$3,916	$11,118	$18,508	$17,704

	Three Months Ended June 30,		Six Months Ended June 30,
Adjusted Net Income	2021	2020	2021	2020
Net (loss) income	$(8,103)	$5,089	$(13)	$8,760
Add back:
Change in fair value of warrant liability	(3,169)	—	(2,811)	—
Stock-based compensation expense	10,140	121	10,221	198
Transaction costs associated with merger	2,675	—	3,350	—
Adjusted net income	$1,543	$5,210	$10,747	$8,958

CERTAIN KEY PERFORMANCE METRICS

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Total revenue	$77,469	$60,717	$158,104	$103,605
Bad debt recoveries[1]	$650	$507	$2,051	$1,005

1Bad debt recoveries represent 8% and 16% of total bad debt expense for the three months ended June 30, 2021 and 2020, respectively and 16% and 15% of total bad debt expense for the six months ended June 30, 2021 and 2020, respectively.

KATAPULT HOLDINGS, INC.
GROSS ORIGINATIONS BY QUARTER

	Gross Originations by Quarter
($ millions)	Q1	Q2	Q3	Q4
FY 2021	$63.8	$64.4
FY 2020	$37.2	$77.6	$60.5	$61.1
FY 2019	$13.5	$20.9	$27.9	$40.2